LETTER OF TRANSMITTAL

            To Accompany Shares of Common Stock, $0.001 Per Value of

                        Jardine Fleming India Fund, Inc.

                   Tendered Pursuant to the Offer to Purchase
                            Dated September 14, 2000

--------------------------------------------------------------------------------
                THE OFFER WILL EXPIRE AT MIDNIGHT NEW YORK TIME
                ON OCTOBER 12, 2000, UNLESS THE OFFER IS EXTENDED
--------------------------------------------------------------------------------

                                 The Depositary
                          EQUISERVE TRUST COMPANY, N.A.

                              By First Class Mail:

                          EquiServe Trust Company, N.A.
                             Attn: Corporate Actions
                                  P.O. Box 9573
                              Boston, MA 02205-9573

                       By Registered, Certified or Express
                           Mail or Overnight Courier:

                          EquiServe Trust Company, N.A.
                             Attn: Corporate Actions
                             40 Campanelli Drivec/o
                               Braintree, MA 02184

                                    By Hand:

                        Securities Transfer & Reporting
                                 Services, Inc.
                         EquiServe Trust Company, N.A.
                               100 William Street
                               New York, NY 10038

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

================================================================================
            DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
--------------------------------------------------------------------------------
Name(s) and Address(es) of
Registered Owner(s): (Please
Fill in, if Blank, Exactly the
Name(s) in Which Shares Are
Registered) (Attach Additional                     Shares Tendered*
Signed List, if Necessary)            (Attach additional schedule, if necessary)
--------------------------------------------------------------------------------
                                                     Total Number
                                                      of Shares         Number
                                     Certificate     Represented      of Shares
                                     Number(s)*    by Certificate(s)  Tendered**
                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Total Shares
                                    Tendered
--------------------------------------------------------------------------------
 * If the Shares tendered hereby are in certificate form, the certificates representing such Shares MUST be returned together with this Letter of Transmittal.
**    Need not be completed for Book-Entry Shares.
================================================================================

|_| I HAVE LOST MY CERTIFICATE(S) FOR SHARES OF STOCK OF JARDINE FLEMING INDIA FUND, INC. AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 3.

THE UNDERSIGNED ALSO TENDERS ALL UNCERTIFICATED SHARES HELD IN THE NAME(S) OF THE UNDERSIGNED BY THE FUND'S TRANSFER AGENT PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN, IF ANY. CHECK THIS BOX M IF THERE ARE ANY SUCH SHARES.

|_| THIS BOX SHOULD BE CHECKED IF, IN ADDITION TO SHARES TENDERED HEREBY, SHARES ARE ALSO CONSTRUCTIVELY OWNED BY THE UNDERSIGNED AS DETERMINED UNDER SECTION 318 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED BY EACH REGISTERED OWNER OF SHARES WHICH ARE CONSIDERED TO BE CONSTRUCTIVELY OWNED BY THE UNDERSIGNED.

      This Letter of Transmittal is to be used (a) by you if you desire to effect the tender transaction yourself, (b) by you if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the Shares are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, and (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. To accept the Offer in accordance with its terms, a Letter of Transmittal properly completed and bearing original signature(s) and the original of any required signature guarantee(s), any certificates representing Shares tendered, any other documents required by this Letter of Transmittal must be mailed or delivered to the Depositary at an appropriate address set forth above and must be received by the Depositary prior to midnight New York Time on October 12, 2000, or such later time and date to which the Offer is extended, unless you have satisfied the conditions for guaranteed delivery described in Section 4(c) of the Offer to Purchase. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Depositary.

The boxes below are to be checked by Eligible Institutions (as defined in Section 4(b) of the Offer to Purchase) only.

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY ("DTC") AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:____________________________________________

      DTC Participant Number: __________________________________________________

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
      FOLLOWING:

      Name(s) of Registered Holder(s):__________________________________________

      Window Ticket Number (if any):____________________________________________

      Date of Execution of Notice of Guaranteed Delivery:_______________________

      Name of Eligible Institution Which Guaranteed Delivery:___________________

      DTC Participant Number (if delivered by book-entry transfer):_____________

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW:
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The person(s) signing this Letter of Transmittal (the "Signor") hereby tender(s) to Jardine Fleming India Fund, Inc., a non-diversified, closed-end management investment company incorporated in Maryland (the "Fund"), the above-described shares of common stock, par value $0.001 per share (the "Shares"), of the Fund, for purchase by the Fund at a price (the "Purchase Price") equal to 95% of the net asset value ("NAV") per Share determined as of the close of the regular trading session of the New York Stock Exchange on the date after the Expiration Date (or, if the Offer as defined below is extended, on the trading day after the date to which the offer is extended) in cash, under the terms and subject to the conditions set forth in the Offer to Purchase dated September 14, 2000, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which Offer to Purchase and Letter of Transmittal together with any amendments or supplements thereto collectively constitute the "Offer").

      Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the Signor hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all of the Shares that are being tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints EquiServe Trust Company, N.A. (the "Depositary") as attorney-in-fact of the Signor with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) present certificate(s) for such Shares, if any, for cancellation and transfer on the Fund's books and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions set forth in the Offer.

      The Signor hereby represents and warrants that (a) the Signor, if a broker, dealer, commercial bank, trust company or other nominee, has obtained the tendering shareholder's instructions to tender pursuant to the terms and conditions of this Offer in accordance with the letter from the Fund to brokers, dealers, commercial banks, trust companies and other nominees; (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the Signor will execute and deliver any additional documents that the Depositary or the Fund deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and (d) the Signor has read and agrees to all of the terms and conditions of the Offer.

      The name(s) and address(es) of the registered owner(s) should be printed as on the registration of the Shares. If the Shares tendered hereby are in certificated form, the certificate(s) representing such Shares must be returned together with this Letter of Transmittal.

      The Signor recognizes that, under certain circumstances as set forth in the Offer to Purchase, the Fund may amend, extend or terminate the Offer or may not be required to purchase any of the Shares tendered hereby. In any such event, the Signor understands that certificate(s) for the Shares not purchased, if any, will be returned to the Signor at its registered address unless otherwise indicated under the Special Delivery Instructions below. The Signor recognizes that the Fund has no obligation, pursuant to the Special Payment Instructions set forth below, to transfer any Shares from the name of the registered owner thereof if the Fund purchases none of such Shares.

      The Signor understands that acceptance of Shares by the Fund for payment will constitute a binding agreement between the Signor and the Fund upon the terms and subject to the conditions of the Offer.

      If any of Signor's tendered Shares are purchased by the Fund, a check for the purchase price of the tendered Shares purchased will be issued to the order of the Signor and mailed to the address indicated, unless otherwise indicated below in the box titled Special Payment Instructions or the box titled Special Delivery Instructions. Under no circumstances will the Fund pay interest on the purchase price.

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Signor and all obligations of the Signor hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Signor. Except as stated in the Offer, this tender is irrevocable.

      Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share certificates not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price for any Shares purchased and/or return any Share certificates not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the purchase price and/or return any Share certificates not accepted for payment in the name of, and deliver such check and/or return any such Share certificates to, the person(s) so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares tendered hereby.

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

To be completed ONLY if any certificate for Shares not purchased, and/or a check for the purchase price of Shares accepted for payment, is to be issued in the name of someone other than the undersigned.

Issue       |_|   Check to:
            |_|   Certificate(s) to:

Name(s)_________________________________________________________________________
                                 (Please Print)

Address(es)_____________________________________________________________________

________________________________________________________________________________
                         (City, State, Zip/Postal Code)

________________________________________________________________________________
                       (Country, if not the United States)

________________________________________________________________________________
                (Tax Identification or Social Security Number(s))

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

To be completed ONLY if any certificate for Shares not purchased, and/or a check for the purchase price of Shares accepted for payment and issued in the name of the registered owner(s), is to be sent to someone other than the registered owner(s) or to the registered owner(s) at an address other than that shown above.

Issue       |_|   Check to:
            |_|   Certificate(s) to:

Name(s)_________________________________________________________________________
                                 (Please Print)

Address(es)_____________________________________________________________________

________________________________________________________________________________
                         (City, State, Zip/Postal Code)

________________________________________________________________________________
                       (Country, if not the United States)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            SHAREHOLDER(S) SIGN HERE

(See Instructions 1 and 5) (Please See Substitute Form W-9) (Please Print Except for Signature)

                 (Signature(s) Exactly as Shares Are Registered)

      ______________________________________________________________________

      ______________________________________________________________________
                         (Signatures of Shareholder(s))

      Dated: _________________________________________________________, 2000

Must be signed by registered owner(s) exactly as Shares are registered. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 5. Signature guarantees are required in certain circumstances. See Instruction 1. By signing this Letter of Transmittal, you represent that you have read the entire Letter of Transmittal.

      Name(s)_______________________________________________________________

      ______________________________________________________________________
       (Please Print Name(s) of Owner(s) Exactly as Shares Are Registered)

      (Tax Identification or Social Security Number(s)):____________________

      Daytime Telephone Number, including Area Code:________________________

                            Guarantee of Signature(s)
         (See Instructions 1 and 5) (Please Print Except for Signature)

      Authorized Signature__________________________________________________

      Name__________________________________________________________________

      Title_________________________________________________________________

      Name of Firm__________________________________________________________

      Address_______________________________________________________________

      ______________________________________________________________________
                            (Include Zip/Postal Code)

      Telephone Number, including Area Code_________________________________

      Dated:__________________________________________________________, 2000

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

              Forming Part of the Terms and Conditions of the Offer

      1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby (including, for purposes of this document, any participant in the book-entry transfer facility of The Depository Trust Company ("DTC") whose name appears on DTC's security position listing as the owner of Shares), unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" included in this Letter of Transmittal, or (b) the Shares are tendered for the account of a firm (an "Eligible Institution") which is a broker, dealer, commercial bank, credit union, savings association or other entity which is a member in good standing of a stock transfer association's approved medallion program (such as STAMP, SEMP or MSP). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

      2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used (a) if Shares are to be forwarded herewith, (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's Dividend Reinvestment Plan are to be tendered, or (c) if tenders are to be made by book-entry transfer to the account maintained by the Depositary pursuant to the procedure set forth in Section 4 of the Offer to Purchase.

      THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      Delivery of any documents will not be deemed made only when until actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Shareholders have the responsibility to cause their Shares (in proper certificated or uncertificated form), this Letter of Transmittal (or a copy or facsimile hereof) properly completed and bearing original signature(s) and the original of any required signature guarantee(s), and any other documents required by this Letter of Transmittal to be timely delivered in accordance with the Offer.

      The Fund will not accept any alternative, conditional or contingent tenders. All tendering shareholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal (or a copy or facsimile hereof), waive any right to receive any notice of the acceptance of their tender.

      3. Lost Certificates. In the event that any Fund stockholder is unable to deliver to the Depositary the Fund Certificate(s) representing his, her or its shares of Fund Stock due to the loss or destruction of such Fund Certificate(s), this fact should be indicated on the face of this Letter of Transmittal. In such case, the stockholder should also contact the Depositary by telephone (800-426-5523) to report the lost securities. The Depositary will forward additional documentation which such stockholder must complete in order to effectively surrender such lost or destroyed Fund Certificate(s) (including affidavits of loss and indemnity bonds in lieu of Fund Certificate(s)). There may be a fee in respect of lost or destroyed Fund Certificates, but surrenders hereunder regarding such lost certificates will be processed only after such documentation has been submitted to and approved by the Depositary.

      4. Inadequate Space. If the space provided in any of the boxes to be completed is inadequate, any additional necessary information should be listed on a separate schedule signed by all of the required signatories and attached to the document to which it supplements.

      5. Proration. If more than 2,508,022 Shares are duly tendered prior to the expiration of the Offer (and not timely withdrawn), the Fund will purchase Shares from tendering shareholders, in accordance with the terms and subject to the conditions specified in the Offer to Purchase, on a pro rata basis (disregarding fractions) in accordance with the number of Shares duly tendered by each shareholder during the period the Offer is open (and not timely withdrawn), unless the Fund determines not to purchase any Shares. Certificates representing Shares tendered but not purchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without further expense to the tendering shareholder.

      6. Signatures on Letter of Transmittal, Authorizations and Endorsements.

      (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) for the Shares tendered without alteration, enlargement or any change whatsoever.

      (b) If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      (c) If any of the tendered Shares are registered in different names (including Shares attributed to the tendering shareholder for Federal income tax purposes under Section 318 of the Code) on several certificates, it is necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

      (d) If this Letter of Transmittal or any certificate for Shares tendered or stock powers relating to Shares tendered are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority so to act must be submitted.

      (e) If this Letter of Transmittal is signed by the registered holder(s) of the Shares transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

      (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed thereon, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Shares involved. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

      7. Transfer Taxes. The Fund will pay any transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer, provided, however, that if (a) payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of, any person(s) other than the registered owner(s), or (b) if any tendered certificate(s) are registered, or the Shares tendered are otherwise held, in the name(s) of any person(s) other than the registered owner, the amount of any transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

      8. Special Payment and Delivery Instructions. If certificate(s) for unpurchased Shares and/or check(s) are to be issued in the name of a person other than the registered owner(s) or if such certificate(s) and/or check(s) are to be sent to someone other than the registered owner(s) or to the registered owner(s) at a different address, the captioned boxes "Special Payment Instructions" and/or "Special Delivery Instructions" in this Letter of Transmittal must be completed.

      9. Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject tenders determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for, any Shares if, in the opinion of the Fund's counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender, whether generally or with respect to any particular Share(s) or shareholder(s). The Fund's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding.

      NEITHER THE FUND, ITS BOARD OF DIRECTORS, JARDINE FLEMING INTERNATIONAL MANAGEMENT INC. (THE FUND'S INVESTMENT ADVISER), THE DEPOSITARY NOR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF ANY DEFECT OR IRREGULARITY IN ANY TENDER, AND NONE OF THEM WILL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE.

      10. Questions and Requests for Assistance and Additional Copies. Questions, requests for assistance and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to Georgeson Shareholder Communications, Inc. (the "Information Agent") at the mailing address provided above or by telephoning (877) 504-7026. Shareholders who do not own Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Shareholders who do not own Shares directly are required to tender their Shares through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Depositary.

      11. Restriction on Short Sales. Section 14(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14e-4 promulgated thereunder make it unlawful for any person, acting alone or in concert with others, directly or indirectly, to tender Shares in a partial tender offer for such person's own account unless at the time of tender, and at the time the Shares are accepted for payment, the person tendering has a net long position equal to or greater than the amount tendered in (a) Shares, and will deliver or cause to be delivered such Shares for the purpose of tender to the Fund within the period specified in the Offer, or (b) an equivalent security and, upon acceptance of his or her tender, will acquire Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Shares so acquired for the purpose of tender to the Fund prior to or on the Expiration Date. Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

      The acceptance of Shares by the Fund for payment will constitute a binding agreement between the tendering shareholder and the Fund upon the terms and subject to the conditions of the Offer, including the tendering shareholder's representation that the shareholder has a "net long position" in the Shares being tendered within the meaning of Rule 14e-4 and that the tender of such Shares complies with Rule 14e-4.

      12. Backup Withholding Tax. Under the U.S. federal income tax laws, the Depositary may be required to withhold 31% of the amount of any payment made to certain holders pursuant to the Offer. In order to avoid such backup withholding tax, each tendering U.S. shareholder who has not already submitted a correct, completed and signed Form W-9 or Substitute Form W-9 to the Fund should provide the Depositary with the shareholder's correct taxpayer identification number ("TIN") by completing a Substitute Form W-9, a copy of which is included in this Letter of Transmittal. In general, if a U.S. shareholder is an individual, the TIN is the individual's Social Security number. If the Depositary is not provided with the correct TIN, the U.S. shareholder may be subject to a penalty imposed by the Internal Revenue Service. The box in Part 2 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and payment of the purchase price of Shares is made within 60 days of the receipt by the Depositary of the Substitute Form W-9, the Depositary is not required to withhold any backup withholding tax from the payment. Certain U.S. shareholders (including, among others, all U.S. corporations) are not subject to these backup withholding and reporting requirements, but should nonetheless complete a Substitute Form W-9 to avoid the possible erroneous imposition of a backup withholding tax.

      In order for a non-U.S. shareholder to avoid the 31% backup withholding tax, the non-U.S. shareholder must submit a statement to the Depositary signed under penalties of perjury attesting as to its non-U.S. status.

      Backup withholding tax is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding tax will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, the shareholder may claim a refund from the Internal Revenue Service. All shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Offer.

      The tax information set forth above is included for general information only and may not be applicable to the situations of certain taxpayers.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A COPY OR FACSIMILE HEREOF) PROPERLY COMPLETED AND BEARING ORIGINAL SIGNATURE(S) AND THE ORIGINAL OF ANY REQUIRED SIGNATURE GUARANTEE(S), SHARES (IN PROPER CERTIFICATED OR UNCERTIFICATED FORM) AND OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER.

--------------------------------------------------------------------------------
             Payor's Name: EQUISERVE TRUST COMPANY, N.A., DEPOSITARY
--------------------------------------------------------------------------------
                               Part 1: PLEASE PROVIDE YOUR     Social Security
                               TIN IN THE BOX AT THE RIGHT         Number
                               AND CERTIFY BY SIGNING AND            or
SUBSTITUTE                     DATING BELOW                       Employer
FORM W-9                                                       Identification
                                                                   Number

                                                            --------------------
                                                              (If awaiting TIN
                                                            write "Applied For")
                               -------------------------------------------------
Department of the Treasury     CERTIFICATION--UNDER PENALTIES OF PERJURY, I
Internal Revenue Service       CERTIFY THAT: (1) THE INFORMATION PROVIDED ON
                               THIS FORM IS TRUE, CORRECT AND COMPLETE, AND (2)
                               I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER
                               BECAUSE (I) I AM EXEMPT FROM BACKUP WITHHOLDING,
                               (II) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL
                               REVENUE SERVICES (THE "IRS") THAT I AM SUBJECT TO
                               BACKUP WITHHOLDING AS A RESULT OF UNDERREPORTING
                               INTEREST OR DIVIDENDS, OR (III) THE IRS HAS
                               NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
                               WITHHOLDING. (YOU MUST CROSS OUT ITEM (2) IN THE
                               IMMEDIATELY PRECEDING SENTENCE IF YOU HAVE BEEN
                               NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY
                               SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU FAILED
                               TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR
                               RETURN.)
                               -------------------------------------------------

                               Payer's Request Address: _____________________

                               ______________________________________________
                                             (Include Zip Code)

                               -------------------------------------------------
Payor's Request for Taxpayer
Identification Number (TIN)
                               SIGNATURE: _________________ DATE: ___________

                               -------------------------------------------------

                               Part 2--Awaiting TIN [ ]. Please see below.

--------------------------------------------------------------------------------

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
              IF YOU CHECK THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer within 60 days, the Depositary is required to withhold 31% of all payments due to me pursuant to the Offer.


______________________________________       ___________________________________
             Signature                                       Date

--------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
           OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

                      (This page has been left blank intentionally.)